(BULL LOGO)
Merrill Lynch Investment Managers



Annual Report
October 31, 2002



MuniYield Arizona
Fund, Inc.



www.mlim.ml.com



MuniYield Arizona Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal and Arizona income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal and Arizona income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Arizona Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.



MuniYield Arizona Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MUNIYIELD ARIZONA FUND, INC.


The Benefits
And Risks of
Leveraging


MuniYield Arizona Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the American Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.


Swap
Agreements


The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.



MuniYield Arizona Fund, Inc., October 31, 2002


DEAR SHAREHOLDER


For the year ended October 31, 2002, the Common Stock of MuniYield Arizona Fund, Inc. earned $.816 per share income dividends, which included earned and unpaid dividends of $.070. This represents a net annualized yield of 5.53%, based on a year-end net asset value of $14.53 per share. During the same period, the total investment return of the Fund's Common Stock was +8.60%, based on a change in per share net asset value from $14.19 to $14.53, and assuming reinvestment of $.803 per share income dividends.

For the six-month period ended October 31, 2002, the total investment return on the Fund's Common Stock was +6.83%, based on a change in per share net asset value from $14.01 to $14.53, and assuming reinvestment of $.417 per share income dividends.

For the six-month period ended October 31, 2002, the Fund's Auction Market Preferred Stock had an average yield of 1.16% for Series A and 1.18% for Series B.


The Municipal Market Environment
During the six-month period ended October 31, 2002, the direction of long-term fixed income interest rates was driven as much by volatile U.S. equity markets and continued worldwide political tensions as by economic fundamentals. After rising steadily early in 2002, bond yields reversed course to move sharply lower throughout most of the period. Positive economic fundamentals repeatedly were overwhelmed by falling equity valuations and declines in investor confidence. U.S. gross domestic product (GDP) activity for the first quarter of 2002 measured at 5%, considerably above the level of economic growth seen at the end of 2001. During May and June, a number of economic indicators, such as housing activity, consumer spending and weekly unemployment claims, all pointed to at least a modest economic recovery by the end of 2002. However, steady dramatic declines in U.S. equity markets led the majority of investors to conclude that the Federal Reserve Board was unlikely to increase short-term interest rates for the remainder of the year. U.S. Treasury issue prices were also boosted by erupting Middle East and India/Pakistan conflicts that led many international investors to seek the safe-haven status of U.S. Treasury securities. By the end of June 2002, long-term U.S. Treasury bond yields had declined to 5.50%, a decline of almost 35 basis points (.35%) from their recent highs in mid-March.

In late July, second quarter U.S. GDP growth was initially estimated at 1.1%. While subject to revision, this estimate suggested that continued declines in U.S. equity prices were negatively affecting not only consumer but business confidence as well and undermining much of the economic growth witnessed earlier this year. Some analysts extrapolated that recent weakness would continue, if not accelerate. This brought about forecasts that the Federal Reserve Board would soon be obliged to lower short-term interest rates both to offset equity market declines and boost consumer and business spending. The possibility of lower short-term interest rates helped push longer-term bond yields lower still during July and August. The dramatic decline in U.S. equity prices in late August and September triggered a significant fixed income rally as investors again sought the safe-haven status of U.S. Treasury securities. By the end of September, U.S. Treasury bond yields fell to 4.66%.

Bolstered by an unexpected decline in the national unemployment rate to 5.6% in early October, U.S. equity markets staged a strong rally throughout much of the month. The Standard & Poor's 500 Index rose more than 8% for the month, triggered by stronger-than-expected earnings reports from a large number of companies, such as General Electric Company, International Business Machines Corporation and Microsoft Corporation. Bond prices continued to trade in an inverse relationship to equity prices. Consequently, as stocks rallied, bond yields rose in October, despite generally weak economic releases. During October, the U.S. housing sector remained quite robust, but retail sales and industrial production slowed. By October 31, 2002, long-term U.S. Treasury bond yields rose to almost 5%, a monthly increase of more than 30 basis points. During the past six months, the yield on 30-year U.S. Treasury bonds declined over 60 basis points.

For the six-month period ended October 31, 2002, municipal bond prices also generally increased. Similar to their taxable counterparts, municipal bond yields rose in early 2002, largely on the expectation of short-term interest rate increases by the Federal Reserve Board. By late March, long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, rose to 5.67%, their highest level in more than a year. During recent months, tax-exempt bond yields have generally declined largely in response to the positive fixed income environment engendered by falling equity valuations. The municipal bond market's price advances in tax-exempt issues, however, have not been able to keep pace with U.S. Treasury issues as municipal bonds cannot offer foreign investors the safe-haven status U.S. Treasury issues enjoy in periods of economic and financial instability. The municipal bond market's recent price advances have also been supported by the continued improvement in the tax-exempt market's technical position. Despite sizeable advances in the rate of new municipal bond issuance, investor demand has increased, allowing tax-exempt bond prices to rise. By the end of October 2002, long-term municipal revenue bond yields stood at 5.20%, a decline of more than 30 basis points during the past six months.

Investor demand has remained very positive throughout the period. The Investment Company Institute reported that thus far in 2002, municipal bond fund net cash flows remained very strong at over $17.5 billion, up nearly 80% compared to the same period in 2001. Additionally, investors received from June to August 2002 approximately $75 billion from bond maturities, proceeds from early redemptions and coupon income. Given the current weakness in U.S. equity markets, much of these monies were likely reinvested in tax-exempt products. Perhaps more importantly, short-term municipal rates have continued to move lower in response to Federal Reserve Board actions. In reaction to Federal Reserve Board interest rate reductions, short-term municipal rates have declined to the 1% - 1.50% range. As interest rates have declined, investors have extended maturities to take advantage of the steep municipal bond yield curve. The significant income sacrifice incurred by remaining in cash reserves has resulted in ongoing strong demand for municipal securities, especially in the 5-year - 15-year maturity range.

Recent performance by the tax-exempt market has been even more impressive considering the increase in new bond issuance seen thus far in 2002. Nationwide, municipalities have used present low interest rate levels both to refinance older debt and fund new capital projects. Over the past six months, more than $200 billion in new long-term municipal bonds was issued, an increase of nearly 40% compared to the same period in 2001. Nearly $100 billion in long-term tax-exempt securities was underwritten during the October quarter of 2002, an increase of over 40% compared to the October quarter of 2001 level.

In the coming months, interest rates are likely to remain volatile, with an expected upward bias. However, until equity market conditions stabilize, interest rates should remain near their current historically low levels. While recent stock market declines appear to have negatively affected economic growth in recent months, business activity is likely to accelerate going forward. While governmental stimulus in response to the September 11, 2001 attacks has been significant, the recent 50 basis point decrease in interest rates by the Federal Reserve Board should provide additional incentive to the sluggish U.S. economy. The ongoing U.S. military response to worldwide terrorism has reduced a once-sizeable Federal surplus to a material deficit. Further military action in early 2003 would likely result in higher Federal spending, deficits and increased Treasury financing. Increased Federal borrowings can be expected to put upward pressure on interest rates going forward.

Equity market declines helped push interest rates to lower levels than economic fundamentals alone would support. When U.S. equity markets stabilize and economic activity resumes, associated interest rate increases should not be extreme. Inflationary pressures have remained subdued, meaning that significant interest rate increases are unlikely. As equity valuations are likely to only gradually recover, U.S. economic recovery is also likely to be a moderate process. This suggests that the pace of any interest rate increases will be gradual. As the municipal bond market's strong technical position can be expected to remain supportive in the coming months, future tax-exempt rate increases should be more restrained than their taxable counterparts.

Specific to Arizona, municipal bond issuance rose significantly over the respective prior six-month and 12- month periods ended October 31, 2002. The growth of municipal issuance is a result of low borrowing rates and slower revenue growth. Arizona's economy has not been immune to the difficult economic environment experienced nationwide. However, the state entered into the economic slowdown with a relatively strong profile, based upon lower-than-national unemployment, as of 2001 data, and faster-than-national population growth. The state addressed its recent fiscal difficulties through a combination of methods including bond issuance, November ballot initiatives aimed at increasing revenue flow and utilizing a stabilization fund. While fiscal challenges lie ahead, actions to date indicate Arizona is poised to address difficulties and provide long-term stability.



MuniYield Arizona Fund, Inc., October 31, 2002


Portfolio Strategy
We maintained our fully invested market position and relatively strong credit profile throughout the six-month period ended October 31, 2002. The Fund also remained somewhat defensively structured, being primarily invested in premium coupon issues and intermediate maturities. New purchases were focused on premium coupon bonds in the 20-year - 25-year maturity area. We focused on these maturities because they offered approximately 95% of maximum yield available in the entire municipal yield curve with less interest rate volatility than that associated with longer maturity bonds. Because of the exceptional steepness of the municipal bond curve, purchases of shorter maturity bonds required a significant yield sacrifice. We adopted this strategy in recognition of relatively low municipal yields within the background of a cautious economic environment. Despite significant monetary and fiscal stimulus, the U.S. economy is still facing considerable uncertainty. Additionally, international economic weakness has contributed to the headwind facing the U.S. economy. Consequently, we expect to retain our market position, as we have maintained our fully invested status throughout the period in an effort to enhance shareholder income. Toward this end, we also purchased several lower-rated credits. Including the addition of these lower-rated credits, 83.8% of the Fund's assets were still invested in securities rated A or better by at least one of the major bond rating agencies. The majority of issues were invested in securities bearing AAA, the highest rating possible. Looking ahead, we expect to remain essentially fully invested and to retain the Fund's relatively high credit quality profile. We will continue to seek opportunities in the market provided by new municipal issuance to purchase premium coupon issues primarily in the 20-year - 25-year maturity range.

During the six-month period ended October 31, 2002, the Fund's borrowing costs remained at very low levels, approximately 1.5%. These attractive borrowing levels in combination with a steep tax-exempt yield curve has generated a substantial income benefit to the Fund's Common Stock shareholder from the leveraging of the Preferred Stock. Further material declines in short-term interest rates would require significant easing of monetary policy by the Federal Reserve Board. While such action is not expected, an increase in short-term interest rates by the Federal Reserve Board is even less anticipated. We anticipate our short-term borrowing costs to remain at attractive levels for the foreseeable future. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and the yield to the Fund's Common Stock Shareholders will be reduced. (For a more complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)


In Conclusion
We appreciate your ongoing interest in MuniYield Arizona Fund, Inc., and we look forward to serving your investment needs in the months and years to come.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Kenneth A. Jacob)
Kenneth A. Jacob
Senior Vice President



(John M. Loffredo)
John M. Loffredo
Senior Vice President



(Michael Kalinoski)
Michael Kalinoski
Vice President and Portfolio Manager


November 25, 2002



MuniYield Arizona Fund, Inc., October 31, 2002


SCHEDULE OF INVESTMENTS                                                                                      (in Thousands)

            S&P         Moody's      Face
STATE       Ratings++   Ratings++   Amount  Issue                                                                   Value
Arizona--      NR*      NR*      $  1,650   Arizona Educational Loan Marketing Corporation, Educational
131.7%                                      Loan Revenue Refunding Bonds, AMT, Junior Sub-Series, 6.30%
                                            due 12/01/2008                                                       $    1,707

               AAA      NR*         2,000   Arizona HFA, Revenue Bonds (Tucson Pima IDA), AMT, Series 2A,
                                            3.50% due 1/01/2035 (i)                                                   2,045

               BBB      Baa2        1,435   Arizona Health Facilities Authority Revenue Bonds (Catholic
                                            Healthcare West), Series A, 6.625% due 7/01/2020                          1,518

               AAA      Aaa         3,000   Arizona School Facilities Board, State School Improvement
                                            Revenue Bonds, 5.50% due 7/01/2017                                        3,281

               AAA      Aaa           325   Arizona State Municipal Financing Program, COP, Series 34, 7.25%
                                            due 8/01/2009 (b)                                                           401

                                            Arizona State University Revenue Bonds (e):
               AAA      Aaa         1,500     5.75% due 7/01/2027                                                     1,629
               AAA      NR*         4,335     DRIVERS, Series 270, 8.85% due 7/01/2021 (l)                            4,987

                                            Arizona Student Loan Acquisition Authority, Student Loan Revenue
                                            Refunding Bonds, AMT:
               NR*      A2          3,285     Junior Subordinated Series B-1, 6.15% due 5/01/2029                     3,538
               NR*      Aaa         1,000     Senior Series A-1, 5.90% due 5/01/2024                                  1,053

               AAA      Aaa         1,000   Chandler, Arizona, Water and Sewer Revenue Bonds, 6.50% due
                                            7/01/2006 (j)(k)                                                          1,155

               A1+      P1            200   Coconino County, Arizona, Pollution Control Corporation Revenue
                                            Bonds (Arizona Public Service Co. Project), VRDN, AMT, Series A,
                                            1.90% due 12/01/2031 (m)                                                    200

               AAA      Aaa           605   Gilbert, Arizona, GO (Projects of 1988), Series C, 8.50% due
                                            7/01/2004 (j)(k)                                                            678

                                            Glendale, Arizona, Development Authority, Educational Facilities
                                            Revenue Refunding Bonds (American Graduate School International)(c):
               AAA      NR*           500     7% due 7/01/2005 (k)                                                      569
               AAA      NR*           500     7.125% due 7/01/2005 (k)                                                  571
               AAA      NR*           500     5.875% due 7/01/2015                                                      545




Portfolio
Abbreviations


To simplify the listings of MuniYield Arizona Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax
           (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
GO         General Obligation Bonds
HFA        Housing Finance Agency
IDA        Industrial Development Authority
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
RITR       Residual Interest Trust Receipts
S/F        Single-Family
VRDN       Variable Rate Demand Notes



MuniYield Arizona Fund, Inc., October 31, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                          (in Thousands)

            S&P         Moody's      Face
STATE       Ratings++   Ratings++   Amount  Issue                                                                   Value
Arizona                                     Maricopa County, Arizona, Chandler Unified School District
(concluded)                                 Number 80, GO (e):
               AAA      Aaa      $    595     6.25% due 7/01/2011                                                $      710
               AAA      Aaa           405     6.25% due 7/01/2011 (d)                                                   486

               AAA      Aaa         1,500   Maricopa County, Arizona, Gilbert Unified School District
                                            Number 41, GO, 6.25% due 7/01/2015 (h)                                    1,735

               BBB      Baa1        2,405   Maricopa County, Arizona, Hospital Revenue Refunding Bonds
                                            (Sun Health Corporation), 6.125% due 4/01/2018                            2,458

               BBB      Baa2        1,025   Maricopa County, Arizona, IDA, Health Facilities Revenue Bonds
                                            (Catholic Healthcare West Project), Series A, 5% due 7/01/2021              907

               AAA      Aaa         2,400   Maricopa County, Arizona, IDA, Hospital Facility Revenue
                                            Refunding Bonds (Samaritan Health Services), Series A, 7%
                                            due 12/01/2016 (d)(j)                                                     3,038

               AAA      NR*         2,395   Maricopa County, Arizona, IDA, M/F Housing Revenue Bonds (Place
                                            Five and Greenery Apartments), Series A, 6.625% due 1/01/2027 (d)         2,811

                                            Maricopa County, Arizona, IDA, S/F Mortgage Revenue Bonds, AMT (f):
               AAA      NR*         2,200     Series 1B, 6.25% due 9/01/2032 (i)                                      2,398
               AAA      NR*         1,230     Series 1C, 7.65% due 12/01/2024 (g)                                     1,333

               NR*      Aaa           780   Maricopa County, Arizona, Peoria Unified School District Number 11,
                                            GO, Refunding, 6.10% due 7/01/2010 (a)                                      836

                                            Maricopa County, Arizona, Pollution Control Corporation, PCR,
                                            Refunding, Series A:
               BB+      Ba1         1,000     (El Paso Electric Company Project), 6.25% due 5/01/2037                 1,001
               BBB-     Baa3        1,485     (Public Service Company of New Mexico Project), 6.30%
                                              due 12/01/2026                                                          1,515

               AAA      NR*         2,250   Maricopa County, Arizona, Public Finance Corporation, Lease
                                            Revenue Bonds, RIB, Series 511X, 8.84% due 7/01/2014 (a)(l)               2,750

               AA       Aa2         1,825   Maricopa County, Arizona, Scottsdale Unified School District
                                            Number 48, GO, 6.60% due 7/01/2012                                        2,247

               AAA      Aaa           500   Maricopa County, Arizona, Tempe Elementary Unified School District
                                            Number 3, GO, Refunding, 7.50% due 7/01/2010 (e)                            635

                                            Mesa, Arizona, IDA, Revenue Bonds (Discovery Health Systems),
                                            Series A (j):
               AAA      Aaa         1,000     5.875% due 1/01/2014                                                    1,123
               AAA      Aaa         1,500     5.625% due 1/01/2015                                                    1,647

               AAA      Aaa         3,000   Mesa, Arizona, Utility System Revenue Bonds, 6.125% due
                                            7/01/2007 (e)(k)                                                          3,480

               AAA      Aaa         2,500   Phoenix, Arizona, Civic Improvement Corporation, Water System
                                            Revenue Refunding Bonds, Junior Lien, 5.50% due 7/01/2020 (e)             2,678

               AA+      NR*         1,750   Phoenix, Arizona, GO, Refunding, DRIVERS, Series 173, 12.80%
                                            due 7/01/2008 (l)                                                         2,547

               NR*      Aaa         2,500   Phoenix, Arizona, IDA, Revenue Bonds (Camelback Crossing),
                                            6.35% due 9/20/2035 (i)                                                   2,759

               AAA      NR*         1,795   Phoenix, Arizona, IDA, S/F Mortgage Revenue Bonds, AMT,
                                            Series 1A, 6.25% due 9/01/2032 (f)(i)                                     1,956

               AAA      NR*           650   Phoenix, Arizona, IDA, S/F Mortgage Revenue Refunding Bonds
                                            (The Phoenix Authority), Series 1A, 5.875% due 6/01/2016 (f)(g)             712

               B+       Ba3         1,000   Pima County, Arizona, IDA, Industrial Revenue Refunding Bonds
                                            (Tucson Electric Power Company Project), Series B, 6% due 9/01/2029         932

               AAA      Aaa         1,000   Pima County, Arizona, IDA, Revenue Refunding Bonds (Health Partners),
                                            Series A, 5.625% due 4/01/2014 (j)                                        1,074

               AAA      NR*           980   Pima County, Arizona, IDA, S/F Mortgage Revenue Refunding Bonds,
                                            AMT, Series A-1, 6.20% due 11/01/2030 (f)(g)                              1,064

               AAA      Aaa         3,050   Pima County, Arizona, Unified School District Number 1, Tucson,
                                            GO, Refunding, 7.50% due 7/01/2009 (e)                                    3,825

               AA       Aa2         1,500   Salt River Project, Arizona, Agricultural Improvement and Power
                                            District, Electric System Revenue Refunding Bonds (Salt River
                                            Project), Series A, 5.25% due 1/01/2020                                   1,580

               AAA      Aaa         1,000   Scottsdale, Arizona, GO, 6.25% due 7/01/2009 (k)                          1,180

               BBB+     A3          2,250   Scottsdale, Arizona, IDA, Hospital Revenue Bonds (Scottsdale
                                            Healthcare), 5.80% due 12/01/2031                                         2,276

               AAA      Aaa         1,000   Tempe, Arizona, Unified High School District Number 213, School
                                            Improvements, GO, 7% due 7/01/2008 (e)                                    1,208

               AA       NR*         1,500   Tucson, Arizona, IDA, Senior Living Facilities Revenue Bonds
                                            (Christian Care Tucson Inc. Project), Series A, 6.125% due 7/01/2024      1,645

                                            Tucson and Pima County, Arizona, IDA, S/F Mortgage Revenue
                                            Refunding Bonds (Mortgage-Backed Securities Program), AMT (g):
               AAA      NR*         1,570     Series 1-A, 6.20% due 1/01/2034                                         1,666
               AAA      NR*         2,985     Series A-1, 6% due 7/01/2021 (f)                                        3,143



Puerto         A        A1            750   Children's Trust Fund, Puerto Rico, Tobacco Settlement Revenue
Rico--9.5%                                  Bonds, 5.625% due 5/15/2043                                                 722

               AAAr     Aaa           500   Puerto Rico Commonwealth, GO, Refunding, RITR, Class R, Series 3,
                                            10.728% due 7/01/2016 (j)(l)                                                640

               AAA      Aaa           695   Puerto Rico Electric Power Authority, Power Revenue Bonds, Trust
                                            Receipts, Class R, Series 16 HH, 9.308% due 7/01/2013 (h)(l)                921

               NR*      Aaa           750   Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds,
                                            RIB, Series 449X, 8.87% due 7/01/2016 (a)(l)                                870

               NR*      Baa2        1,000   Puerto Rico Industrial, Tourist, Educational, Medical and
                                            Environmental Control Facilities Revenue Bonds (Cogeneration
                                            Facility--AES Puerto Rico Project), AMT, 6.625% due 6/01/2026             1,035

               BBB+     Baa3        1,835   Puerto Rico Public Finance Corporation Revenue Bonds, Commonwealth
                                            Appropriation, Series E, 5.70% due 8/01/2025                              1,937



MuniYield Arizona Fund, Inc., October 31, 2002


SCHEDULE OF INVESTMENTS (concluded)                                                                          (in Thousands)

            S&P         Moody's      Face
STATE       Ratings++   Ratings++   Amount  Issue                                                                   Value

Virgin         BBB-     NR*      $  1,750   Virgin Islands Public Finance Authority, Revenue Refunding
Islands--3.0%                               Bonds (Gross Receipts Taxes Loan Note), Series A, 6.375%
                                            due 10/01/2019                                                       $    1,937


               Total Investments (Cost--$87,305)--144.2%                                                             93,294
               Other Assets Less Liabilities--2.6%                                                                    1,705
               Preferred Stock, at Redemption Value--(46.8%)                                                       (30,300)
                                                                                                                 ----------
               Net Assets Applicable to Common Stock--100.0%                                                     $   64,699
                                                                                                                 ==========

(a)AMBAC Insured.
(b)BIG Insured.
(c)Connie Lee Insured.
(d)Escrowed to maturity.
(e)FGIC Insured.
(f)FHLMC Collateralized.
(g)FNMA/GNMA Collateralized.
(h)FSA Insured.
(i)GNMA Collateralized.
(j)MBIA Insured.
(k)Prerefunded.
(l)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2002.
(m)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2002.
*Not Rated.
++Ratings of issues shown are unaudited.

See Notes to Financial Statements.



Quality Profile
(unaudited)


The quality ratings of securities in the Fund as of October 31, 2002 were as follows:


                                      Percent of
S&P Rating/Moody's Rating         Total Investments

AAA/Aaa                                  68.2%
AA/Aa                                     8.6
A/A                                       7.0
BBB/Baa                                  12.1
BB/Ba                                     2.1
NR (Not Rated)                            1.8
Other*                                    0.2

*Temporary investments in short-term municipal securities.



STATEMENT OF NET ASSETS

                  As of October 31, 2002
Assets:           Investments, at value (identified cost--$87,305,382)                                         $ 93,294,299
                  Cash                                                                                               13,972
                  Receivables:
                     Interest                                                                $  1,767,100
                     Securities sold                                                               20,000         1,787,100
                                                                                             ------------
                  Prepaid expenses                                                                                   10,806
                                                                                                               ------------
                  Total assets                                                                                   95,106,177
                                                                                                               ------------

Liabilities:      Payables:
                     Investment adviser                                                            41,967
                     Dividends to Common Stock shareholders                                        38,082            80,049
                                                                                             ------------
                  Accrued expenses                                                                                   27,209
                                                                                                               ------------
                  Total liabilities                                                                                 107,258
                                                                                                               ------------

Preferred Stock:  Preferred Stock, at redemption value, par value $.10 per share
                  (518 Series A shares and 694 Series B shares of AMPS* issued and
                  outstanding at $25,000 per share liquidation preference)                                       30,300,000
                                                                                                               ------------

Net Assets        Net assets applicable to Common Stock                                                        $ 64,698,919
Applicable To                                                                                                  ============
Common Stock:

Analysis of       Common Stock, par value $.10 per share (4,453,157 shares
Net Assets        issued and outstanding)                                                                      $    445,316
Applicable to     Paid-in capital in excess of par                                                               59,375,365
Common Stock:     Undistributed investment income--net                                       $    923,891
                  Accumulated realized capital losses on investments--net                     (2,034,570)
                  Unrealized appreciation on investments--net                                   5,988,917
                                                                                             ------------
                  Total accumulated earnings--net                                                                 4,878,238
                                                                                                               ------------
                  Total--Equivalent to $14.53 net asset value per share of Common Stock
                  (market price--$13.25)                                                                       $ 64,698,919
                                                                                                               ============

*Auction Market Preferred Stock.

See Notes to Financial Statements.


MuniYield Arizona Fund, Inc., October 31, 2002


STATEMENT OF OPERATIONS

                  For the Year Ended October 31, 2002
Investment        Interest                                                                                     $  5,131,913
Income:

Expenses:         Investment advisory fees                                                   $    466,919
                  Commission fees                                                                  77,499
                  Professional fees                                                                72,782
                  Accounting services                                                              58,630
                  Transfer agent fees                                                              44,620
                  Printing and shareholder reports                                                 28,877
                  Directors' fees and expenses                                                     12,732
                  Pricing fees                                                                      9,665
                  Custodian fees                                                                    7,568
                  Listing fees                                                                      6,819
                  Other                                                                            20,716
                                                                                             ------------
                  Total expenses                                                                                    806,827
                                                                                                               ------------
                  Investment income--net                                                                          4,325,086
                                                                                                               ------------

Realized &        Realized gain on investments--net                                                               1,286,543
Unrealized        Change in unrealized appreciation on investments--net                                           (152,921)
Gain (Loss) on                                                                                                 ------------
Investments--Net: Total realized and unrealized gain on investments--net                                          1,133,622
                                                                                                               ------------

Dividends to      Investment income--net                                                                          (382,953)
Preferred Stock                                                                                                ------------
Shareholders:     Net Increase in Net Assets Resulting from Operations                                         $  5,075,755
                                                                                                               ============

See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                        For the
                                                                                                       Year Ended
                                                                                                      October 31,
                  Increase (Decrease) in Net Assets:                                             2002               2001++
Operations:       Investment income--net                                                     $  4,325,086      $  4,194,123
                  Realized gain (loss) on investments--net                                      1,286,543          (68,738)
                  Change in unrealized appreciation on investments--net                         (152,921)         4,614,367
                  Dividends to Preferred Stock shareholders                                     (382,953)         (899,293)
                                                                                             ------------      ------------
                  Net increase in net assets resulting from operations                          5,075,755         7,840,459
                                                                                             ------------      ------------

Dividends to      Investment income--net                                                      (3,576,227)       (3,044,086)
Common Stock                                                                                 ------------      ------------
Shareholders:     Net decrease in net assets resulting from dividends to
                  Common Stock shareholders                                                   (3,576,227)       (3,044,086)
                                                                                             ------------      ------------

Common Stock      Value of shares issued to Common Stock shareholders in
Transactions:     reinvestment of dividends                                                        38,976                --
                                                                                             ------------      ------------

Net Assets        Total increase in net assets applicable to Common Stock                       1,538,504         4,796,373
Applicable To     Beginning of year                                                            63,160,415        58,364,042
Common Stock:                                                                                ------------      ------------
                  End of year*                                                               $ 64,698,919      $ 63,160,415
                                                                                             ============      ============

                  *Undistributed investment income--net                                      $    923,891      $    529,533
                                                                                             ============      ============

++Certain prior year amounts have been reclassified to conform to current year presentation.

See Notes to Financial Statements.



MuniYield Arizona Fund, Inc., October 31, 2002


FINANCIAL HIGHLIGHTS

The following per share data and ratios
have been derived from information
provided in the financial statements.
                                                                              For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                          2002         2001         2000         1999          1998
Per Share         Net asset value, beginning of year          $   14.19    $   13.11    $   12.54    $   14.14    $   13.61
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:++    Investment income--net                            .97          .94          .95          .92          .95
                  Realized and unrealized gain (loss)
                  on investments--net                               .26         1.02          .57       (1.59)          .53
                  Dividends to Preferred Stock
                  shareholders from investment income--net        (.09)        (.20)        (.27)        (.20)        (.23)
                                                              ---------    ---------    ---------    ---------    ---------
                  Total from investment operations                 1.14         1.76         1.25        (.87)         1.25
                                                              ---------    ---------    ---------    ---------    ---------
                  Less dividends to Common Stock
                  shareholders from investment income--net        (.80)        (.68)        (.68)        (.73)        (.72)
                                                              ---------    ---------    ---------    ---------    ---------
                  Net asset value, end of year                $   14.53    $   14.19    $   13.11    $   12.54    $   14.14
                                                              =========    =========    =========    =========    =========
                  Market price per share, end of year         $   13.25    $   13.19    $  11.125    $ 11.5625    $  14.125
                                                              =========    =========    =========    =========    =========


Total             Based on market price per share                 6.54%       25.09%        2.40%     (13.55%)       15.74%
Investment                                                    =========    =========    =========    =========    =========
Return:*          Based on net asset value per share              8.60%       14.20%       11.26%      (6.34%)        9.61%
                                                              =========    =========    =========    =========    =========


Ratios Based on   Total expenses, net of reimbursement**          1.28%        1.33%        1.26%        1.25%        1.22%
Average Net                                                   =========    =========    =========    =========    =========
Assets of         Total expenses**                                1.28%        1.33%        1.30%        1.25%        1.22%
Common Stock:                                                 =========    =========    =========    =========    =========
                  Total investment income--net**                  6.86%        6.88%        7.55%        6.78%        6.88%
                                                              =========    =========    =========    =========    =========
                  Amount of dividends to Preferred
                  Stock shareholders                               .61%        1.48%        2.13%        1.49%        1.68%
                                                              =========    =========    =========    =========    =========
                  Investment income--net, to Common
                  Stock shareholders                              6.25%        5.41%        5.42%        5.29%        5.20%
                                                              =========    =========    =========    =========    =========


Ratios Based on   Total expenses, net of reimbursement             .86%         .89%         .82%         .83%         .82%
Average Net                                                   =========    =========    =========    =========    =========
Assets of         Total expenses                                   .86%         .89%         .85%         .83%         .82%
Common &                                                      =========    =========    =========    =========    =========
Preferred         Total investment income--net                    4.63%        4.60%        4.91%        4.53%        4.63%
Stock:**                                                      =========    =========    =========    =========    =========


Ratios Based on   Dividends to Preferred Stock shareholders       1.26%        2.97%        3.97%        2.99%        3.42%
Average Net                                                   =========    =========    =========    =========    =========
Assets of
Preferred Stock:


Supplemental      Net assets applicable to Common Stock,
Data:             end of year (in thousands)                  $  64,699    $  63,160    $  58,364    $  55,787    $  62,680
                                                              =========    =========    =========    =========    =========
                  Preferred Stock outstanding, end of
                  year (in thousands)                         $  30,300    $  30,300    $  30,300    $  30,300    $  30,300
                                                              =========    =========    =========    =========    =========
                  Portfolio turnover                             42.51%       45.89%       46.71%       29.48%       39.58%
                                                              =========    =========    =========    =========    =========


Leverage:         Asset coverage per $1,000                   $   3,135    $   3,085    $   2,926    $   2,841    $   3,069
                                                              =========    =========    =========    =========    =========


Dividends Per     Series A--Investment income--net            $     305    $     742    $   1,011    $     756    $     842
Share On                                                      =========    =========    =========    =========    =========
Preferred Stock   Series B--Investment income--net            $     324    $     742    $     984    $     740    $     863
Outstanding:                                                  =========    =========    =========    =========    =========


*Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**Do not reflect the effect of dividends to Preferred Stock shareholders.
++Certain prior year amounts have been reclassified to conform to current year presentation.

See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniYield Arizona Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the American Stock Exchange under the symbol MZA. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).



MuniYield Arizona Fund, Inc., October 31, 2002


NOTES TO FINANCIAL STATEMENTS (concluded)


Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities.

The effect of this change for the year ended October 31, 2002 was to increase net investment income by $448 and decrease net unrealized appreciation by $448. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Change in financial statement classification for Auction Market Preferred Stock ("AMPS")--In accordance with the provisions of the Financial Accounting Standards Board's Emerging Issues Task Force D-98 ("EITF D-98"), "Classification and Measurement of Redeemable Securities," effective for the current period, the Fund has reclassified its AMPS outside of permanent equity in the Net Assets section of the Statement of Net Assets. In addition, dividends to Preferred Stock shareholders are now classified as a component of the "Net Increase in Net Assets Resulting from Operations" on the Statements of Operations and Changes in Net Assets and as a component of the "Total from investment operations" in the Financial Highlights. Prior year amounts presented have been reclassified to conform to this period's presentation. The application of EITF D-98 related entirely to presentation and had no impact on net asset value or the allocation of net investment income or net realized capital gains or losses to Common Stock shareholders.

(g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $1,296,172 have been reclassified between paid-in capital in excess of par and accumulated net realized capital losses and $28,452 has been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

For the year ended October 31, 2002, the Fund reimbursed FAM $4,493 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2002 were $39,926,431 and $38,834,041, respectively.

Net realized gains for the year ended October 31, 2002 and net unrealized gains as of October 31, 2002 were as follows:


                                       Realized         Unrealized
                                        Gains             Gains

Long-term investments                $ 1,286,543        $ 5,988,917
                                     -----------        -----------
Total                                $ 1,286,543        $ 5,988,917
                                     ===========        ===========


As of October 31, 2002, net unrealized appreciation for Federal income tax purposes aggregated $5,981,115, of which $6,021,497 related to appreciated securities and $40,382 related to depreciated securities. The aggregate cost of investments at October 31, 2002 for Federal income tax purposes was $87,313,184.


4. Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the year ended October 31, 2002 increased by 2,739 as a result of dividend reinvestment and during the year ended October 31, 2001 remained constant.

Preferred Stock
AMPS are redeemable shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at October 31, 2002 for Series A and Series B was 1.613%.

Shares issued and outstanding during the years ended October 31, 2002 and October 31, 2001 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended
October 31, 2002, Merrill Lynch, Pierce, Fenner & Smith
Incorporated, an affiliate of FAM, earned $13,418 as commissions.


5. Distributions to Shareholders:
On November 7, 2002, a tax-exempt income dividend of $.070000 was declared. The dividend was paid on November 27, 2002, to shareholders of record on November 14, 2002.

The tax character of distributions paid during the fiscal years ended October 31, 2002 and October 31, 2001 was as follows:


                                      10/31/2002        10/31/2001
Distributions paid from:
   Tax-exempt income                 $ 3,959,180        $ 3,943,379
                                     -----------        -----------
Total distributions                  $ 3,959,180        $ 3,943,379
                                     ===========        ===========



As of October 31, 2002, the components of accumulated earnings on a tax basis were as follows:


Undistributed tax-exempt income--net                   $    923,443
Undistributed long-term capital gains--net                       --
                                                       ------------
Total undistributed earnings--net                           923,443
Capital loss carryforward                              (1,757,052)*
Unrealized gains--net                                   5,711,847**
                                                       ------------
Total accumulated earnings--net                        $  4,878,238
                                                       ============

*On October 31, 2002, the Fund had a net capital loss carryforward of $1,757,052, of which $1,252,993 expires in 2003, $437,250 expires in 2008 and $66,809 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.
**The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.



MuniYield Arizona Fund, Inc., October 31, 2002


INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
MuniYield Arizona Fund, Inc.:

We have audited the accompanying statement of net assets, including the schedule of investments, of MuniYield Arizona Fund, Inc. as of October 31, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield Arizona Fund, Inc. as of October 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
December 6, 2002




IMPORTANT TAX INFORMATION (unaudited)


All of the net investment income distributions paid by MuniYield
Arizona Fund, Inc. during its taxable year ended October 31, 2002 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.



MANAGED DIVIDEND POLICY


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the Financial Information included in this report.




MuniYield Arizona Fund, Inc., October 31, 2002


OFFICERS AND DIRECTORS

                                                                                              Number of      Other
                                                                                            Portfolios in  Director-
                        Position(s)    Length                                                Fund Complex    ships
                            Held      of Time                                                Overseen by    Held by
Name, Address & Age      with Fund     Served   Principal Occupation(s) During Past 5 Years    Director     Director
Interested Director

Terry K. Glenn*          President    1999 to   Chairman, Americas Region since 2001, and     117 Funds     None
P.O. Box 9011            and          present   Executive Vice President since 1983 of      162 Portfolios
Princeton,               Director     and       Fund Asset Management, L.P. ("FAM") and
NJ 08543-9011                         1993 to   Merrill Lynch Investment Managers, L.P.
Age: 62                               present   ("MLIM"); President of Merrill Lynch
                                                Mutual Funds since 1999; President of
                                                FAM Distributors, Inc. ("FAMD") since
                                                1986 and Director thereof since 1991;
                                                Executive Vice President and Director of
                                                Princeton Services, Inc. ("Princeton
                                                Services") since 1993; President of
                                                Princeton Administrators, L.P. since
                                                1988; Director of Financial Data
                                                Services, Inc. since 1985.


*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of
Princeton Services; and President of Princeton Administrators, L.P.
The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.



                                                                                              Number of      Other
                                                                                            Portfolios in  Director-
                        Position(s)    Length                                                Fund Complex    ships
                            Held      of Time                                                Overseen by    Held by
Name, Address & Age      with Fund    Served*   Principal Occupation(s) During Past 5 Years    Director     Director
Independent Directors

James H. Bodurtha        Director     1995 to   Director and Executive Vice President, The     42 Funds     None
P.O. Box 9011                         present   China Business Group, Inc. since 1996.      61 Portfolios
Princeton,                                      Chairman of Berkshire Holding
NJ 08543-9011                                   Corporation since 1980.
Age: 58


Joe Grills               Director     2002 to   Member of Committee on Investment of           42 Funds     Kimco
P.O. Box 9011                         present   Employee Benefit Assets of the              61 Portfolios   Realty
Princeton,                                      Association for Financial
NJ 08543-9011                                   Professionals since 1986.
Age: 67


Herbert I. London        Director     1993 to   John M. Olin Professor of Humanities,          42 Funds     None
P.O. Box 9011                         present   New York University since 1993.             61 Portfolios
Princeton,
NJ 08543-9011
Age: 63


Andre F. Perold          Director     1993 to   George Gund Professor of Finance and           42 Funds     None
P.O. Box 9011                         present   Banking, Harvard Business School since      61 Portfolios
Princeton,                                      2000; Finance Area Chair since 1996.
NJ 08543-9011
Age: 50


Roberta Cooper Ramo      Director     1999 to   Shareholder, Modrall, Sperling, Roehl,         42 Funds     Cooper's, Inc.
P.O. Box 9011                         present   Harris & Sisk, P.A. since 1993.             61 Portfolios   ECMC, Inc.
Princeton,
NJ 08543-9011
Age: 60


Robert S. Salomon, Jr.   Director     2002 to   Principal of STI Management since 1994.        42 Funds     None
P.O. Box 9011                         present   Director of Rye County Day School since     61 Portfolios
Princeton,                                      2001.
NJ 08543-9011
Age: 66


Melvin R. Seiden         Director     2002 to   Director, Silbanc Properties, Ltd.             42 Funds     None
P.O. Box 9011                         present   (real estate, investment and consulting)    61 Portfolios
Princeton,                                      since 1987.
NJ 08543-9011
Age: 72


Stephen B. Swensrud      Director     2002 to   Chairman, Fernwood Advisors since 1996.        42 Funds     International
P.O. Box 9011                         present                                               61 Portfolios   Mobile
Princeton,                                                                                                  Communi-
NJ 08543-9011                                                                                               cations,
Age: 69                                                                                                     Inc.


*The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.



                        Position(s)    Length
                            Held      of Time
Name, Address & Age      with Fund    Served*   Principal Occupation(s) During Past 5 Years
Fund Officers

Donald C. Burke          Vice         1993 to   First Vice President of FAM and MLIM since 1997 and Treasurer thereof
P.O. Box 9011            President    present   since 1999; Senior Vice President and Treasurer of Princeton Services
Princeton,               and          and       since 1999; Vice President of FAMD since 1999; Vice President of FAM
NJ 08543-9011            Treasurer    1999 to   and MLIM from 1990 to 1997; Director of MLIM Taxation since 1990.
Age: 42                               present


Kenneth A. Jacob         Senior Vice  2002 to   Managing Director of FAM and MLIM since 1997.
P.O. Box 9011            President    present
Princeton,
NJ 08543-9011
Age: 51


John M. Loffredo         Senior Vice  2002 to   Managing Director of FAM and MLIM since 2000 and First Vice President
P.O. Box 9011            President    present   from 1997 to 2000.
Princeton,
NJ 08543-9011
Age: 38


Michael Kalinoski        Vice         1999 to   Vice President of MLIM since 1999.
P.O. Box 9011            President    present
Princeton,
NJ 08543-9011
Age: 32


Alice A. Pellegrino      Secretary    1999 to   Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from
P.O. Box 9011                         present   1999 to 2002; Attorney associated with MLIM since 1997; Associate with
Princeton,                                      Kirkpatrick & Lockhart LLP from 1992 to 1997.
NJ 08543-9011
Age: 42


*Officers of the Fund serve at the pleasure of the Board of Directors.


Custodian
The Bank of New York
100 Church Street
New York, NY 10286



Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286


Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286



Amex Symbol
MZA